UNITED STATES
                 SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                            FORM 8-K
                          CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                            January 18, 2001
             Date of Report (Date of earliest event reported)

                             CREDITRUST CORPORATION
          (Exact name of registrant as specified in its charter)

     Maryland                       33-50103           52-1754916
(State or other jurisdiction of   (Commission         (IRS Employer
incorporation)                     File Number)        Identification No.)

         7000 Security Boulevard, Baltimore, MD 21244-2543
         (Address of principal executive offices) (Zip Code)

                           (410) 594-7000
           (Registrant's telephone number, including area code)



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Item 3.     BANKRUPTCY OR RECEIVERSHIP

     Confirmation of Plan

     On January 18, 2001, the United States Bankruptcy Court for the District of Maryland entered an order confirming the Fifth Amended Plan of Reorganization dated December 21, 2000 (the "Plan") of Creditrust Corporation (the "Registrant" or "Creditrust"). A copy of such order is attached as
Exhibit 2.2 hereto and incorporated herein by reference.

     Summary of the Plan

     The following is a summary of the material features of the Plan, a copy of which is set forth as Exhibit 2.1 and hereby incorporated by reference. A more complete description of the Plan is set forth in the Registrant's Fifth Amended Disclosure Statement dated as of December 21, 2000 (the "Disclosure Statement"), a copy of which is attached hereto as Exhibit 2.4 and incorporated herein by reference.

     General

     The Plan effects a reorganization of the Registrant's business. The Plan is premised on a business plan developed by the Registrant's management involving a merger with NCO Portfolio Funding, Inc., a Delaware corporation ("NCOP"), pursuant to an Amended and Restated Agreement and Plan of Merger, dated as of September 20, 2000 ("Merger Agreement"), among the Registrant, NCOP and NCO Group, Inc., a Pennsylvania corporation ("NCOG"). A copy of the Merger Agreement is attached hereby as Exhibit 2.3 and incorporated herein by reference. Capitalized terms used herein without definition are as defined in the Plan.

     On the Effective Date, NCOP's name will be changed to NCO Portfolio Management, Inc., and Creditrust will be merged into NCOP (the "Merger"), which will be the surviving corporation (in such capacity, the "Surviving Corporation" or "Reorganized Creditrust"). Most of the Registrant's employees, including the collectors, shall become employees of NCO Financial Systems, Inc. ("NCOF"), a subsidiary of NCOG, which will be the majority owner of the Surviving Corporation. The Merger Agreement provides that, as a condition to completion of the Merger, on the Effective Date, immediately prior to the Merger, NCOP shall have a net book value of $25 million, including at least $10 million of liquidity, with a total cash infusion of $15.55 million (including the Barrist Contribution and the Rensin Contribution).

       The Plan provides for the payment in full in Cash of all Administrative Claims on the Effective Date unless otherwise agreed by the Registrant and a holder of such Claim. In addition, pursuant to Section 1129(a)(9)(C) of the Bankruptcy Code, Priority Tax Claims will be paid in cash.

     The remaining Claims and Equity Interests in the Registrant are classified in Classes Two through Eleven under the Plan. Unsecured Creditors (i.e., holders of "Allowed Class 4 Claims") will receive Cash Payments to pay such Claims in full on the later of the Effective Date or upon such date that a disputed Class 4 Claim becomes an Allowed Claim. Secured Creditors, other than Sunrock Capital Corporation, will be paid in full over time with interest in accordance with the New Equipment Notes to be executed by Reorganized Creditrust. Holders of shares of the common stock of the Registrant, par value $.01 per share (including holders of certain Creditrust stock options

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and warrants) ("Creditrust Common Stock"), will receive approximately 17.5%
(subject to reduction as provided in the Plan and the Merger Agreement) of the total common stock of the Surviving Corporation, no par value per share ("Surviving Corporation Common Stock").

     The following table provides a summary of the classification and treatment under the Plan of all Claims and Equity Interests. Specifically, the table provides estimates of: (i) the approximate amount of Claims or Equity Interests in each Class that have been asserted; (ii) the amount of Claims or Equity Interests in each Class that the Registrant presently estimates will be Allowed; and (iii) the nature and extent of the distributions to be made under the Plan on account of such Allowed Claims and Equity Interests. Reference should be made to the Disclosure Statement and to the Plan for a complete description of the classification and treatment of Claims and Equity Interests.

                       CLASSIFIED CLAIMS AND INTERESTS
                       -------------------------------
Classes of Claims and                           Treatment of Classes of
and Equity Interests                            Claims and Equity Interests
--------------------------------------      ---------------------------------
Class 1 Claims (Priority Claims)

Asserted Claims:   $112,598.00              Unimpaired.  Paid in full in Cash
Estimated Allowed Claims:   $322,960.41     on the Effective Date, or paid on
                                            other agreed terms.

                                            Estimated Recovery: 100%
----------------------------------------    ----------------------------------
Class 2 Claims (Sunrock Claims)

Estimated Asserted Claims:   $15,503,336    Impaired.  Sunrock's DIP Loan
Estimated Allowed Claims:    $14,574,610    shall be paid in full on the
                          (as of 1-31-01)   Effective Date.  Sunrock's Secured
                                            Claim shall be paid in full on the
                                            Effective Date or paid in
                                            accordance with terms and
                                            conditions acceptable to Sunrock.

                                            Estimated Recovery: 100%
-----------------------------------------   ----------------------------------
Class 3(i) (x) Claims                       Impaired.  Creditors in Class 3
(Other Secured Claims)                      shall be paid in accordance with
                                            the terms of the respective
Estimated Asserted Claims:   $5,413,135     secured financing transactions to
Estimated Allowed Claims:   $4,238,551      be memorialized in new notes.
                                            Each note shall be secured by the
                                            collateral assigned to that
                                            creditor.

                                            Estimated Recovery: 100%
-----------------------------------------   ---------------------------------
Class 4 Claims (Unsecured Claims             Impaired.  Each holder of an
- other than Claims of $13,000 or less)      Allowed Unsecured Claim shall be
Asserted Claims:   $10,263,292.00            paid in full in cash on the
Estimated Allowed Claims:   $6-8 million     Effective Date, or on such later
                                             date that such Claim becomes
                                             allowed.
                                             Estimated recovery: 100%

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------------------------------------------   ---------------------------------
Class 5 (Rensin Note Claim)

Asserted Claims:   $679,213.56               Impaired.  The holder of the
Estimated Allowed Claims:   $679,213.56      Rensin Note Claim shall receive,
                                             on the Effective Date, shares of
                                             Surviving Corporation Common
                                             Stock having a value
                                             of $679,213.56 based on the New
                                             Equity Value

------------------------------------------   ---------------------------------
Class 6 SPV 99-2 Noteholders

Asserted Claims:   $38,014,550.13            Impaired.  The Class 6 SPV 99-2
Estimated Allowed                            Noteholders shall be treated as
Deficiency Claims:   $18,500,000.00          follows:

                                             A.  The promissory notes evi-
                                             encing the claims shall be
                                             modified as of the Effective Date
                                             to provide for a maturity date of
                                             December 31, 2004 at a 15%
                                             interest rate.  On the Effective
                                             Date, the SPV 99-2 Noteholders
                                             shall receive $5,000,000.00,
                                             which shall be applied to reduce
                                             the principal balance of the
                                             Notes.  In addition, in exchange
                                             for cancellation of the Guaranty
                                             and the warrants issued by
                                             Creditrust, and in satisfaction
                                             of the Allowed Class 6 Claims,
                                             the SPV 99-2 Noteholders shall
                                             receive 18.5% of the New Common
                                             Stock, which, subject to the
                                             conditions in the Term Sheet
                                             (defined in Section 4.6(c) of the
                                             Plan), shall be held for at least
                                             90 days after the Effective Date.

                                             B.   The Servicing Agreement
                                             between the Registrant and SPV
                                             99-2 shall be modified, assumed
                                             and assigned to NCOF at a 20%
                                             servicing fee in accordance with
                                             the Term Sheet.

                                             C.   The parties shall exchange
                                             mutual releases as set forth in
                                             the Term Sheet.


                                             Estimated Recovery:  80%-100%

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---------------------------------------      ---------------------------------
Class 7 AGI

Asserted Claim:   up to $32,700,000.00       Impaired.  AGI should have an
Estimated Allowed Claim:   $4,550,000        Allowed Claim in the amount of
                                             $4.55 million secured by certain
                                             existing reserves (which shall
                                             not be paid on the Effective
                                             Date) as described in the AGI
                                             Settlement Agreement, payment of
                                             which is contingent upon the
                                             satisfaction of the terms and
                                             conditions set forth in the
                                             Settlement Agreement.  The
                                             Settlement Agreement shall be
                                             amended by the parties thereto to
                                             be consistent with the Court's
                                             ruling of November 28, 2000.  All
                                             litigation among AGI, the
                                             Registrant and related parties
                                             will be terminated on the
                                             Effective Date.  Notwithstanding
                                             the terms of the AGI Settlement
                                             Agreement, the release of Rensin
                                             by Creditrust and of Creditrust
                                             by Rensin shall be governed by
                                             the terms of the Plan.

                                             Estimated Recovery:  100%.
-----------------------------------------    ---------------------------------
Class 8 FDCPA Claims

Asserted Claims:   $9,894,000.00             Impaired.  The Class 8 Claimants
Estimated Allowed Claims:   $0               shall receive no distributions
                                             from the Registrant and to the
                                             extent allowed shall look solely
                                             to the Registrant's former and
                                             existing professional insurance
                                             policies for payment of such
                                             Claims.

                                             Estimated Recovery:  unknown.
-----------------------------------------    ---------------------------------
Class 9 Indemnification Claims

Asserted Claims:  Unknown                    Impaired.  Holders of Class 9
Estimated Allowed Claims:  $0                Claims shall receive no
                                             distributions under Plan, but
                                             shall benefit from the Litigation
                                             Trust and existing and former
                                             Creditrust D&O insurance
                                             policies.

                                             Estimated Recovery:  unknown.

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------------------------------------------   ---------------------------------
Class 10 Administrative Convenience Claims
(Unsecured Claims of $13,000 or less)

Asserted Claims:  $382,360.00                Impaired.  Each holder of an
Estimated Allowed Claims:  $292,016.07       Administrative Convenience Claim
                                             shall receive payment in full on
                                             the later of the Effective Date
                                             or the date on which such claim
                                             becomes an Allowed Claim.

                                             Estimated Recovery:   100%
------------------------------------------   ---------------------------------
Class 11 Old Equity Interests                Impaired.  Each holder shall
                                             receive a pro rata share of
                                             approximately 17.5% of the New
                                             Common Stock, subject to
                                             adjustment in accordance with the
                                             terms of the Plan and the Merger
                                             Agreement


     Conversion of NCOP and Creditrust Common Stock

     On the Effective Date, the total number of shares of common stock of NCOP, no par value per share (the "NCOP Common Stock"), issued and outstanding immediately before the Effective Date shall, by virtue of the Merger and without any action on the part of the holder thereof, be automatically converted into and become such number of shares as follows: Immediately after the Merger, NCOG shall own 60% and the SPV99-2 Noteholders shall own 18.5% of the issued and outstanding shares of Surviving Corporation Common Stock (after giving effect to the issuance of shares of Surviving Corporation Common Stock to holders of certain options and warrants of Creditrust as described below). The Surviving Corporation Common Stock being issued to NCOG is in consideration for numerous items including, without limitation, (1) the assets of NCOP; (2) the agreement to service the portfolios at a below market rate of 20%; and (3) the agreement to guarantee the Exit Facility being made available to the Reorganized Creditrust. There may be further adjustments pursuant to
Section 4.13 of the Plan to the percentage of stock issued to NCOG and the SPV99-2 Noteholders if there are NCOP Unsecured Obligations after Disputed Claims are resolved.

     After all Disputed Claims are resolved and the Cash has been distributed from the Reserve created under Section 4.4(c) of the Plan, Surviving Corporation Common Stock held in the Reserve (including Surviving Corporation Common Stock placed in the Reserve because holders of Class 4 Disputed Claims have elected to receive Surviving Corporation Common Stock) shall be distributed in the following priority:


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          (1)     For every $418,000 of NCOP Unsecured Obligations (if any)
that would have been outstanding if there had been no Asset Sales, then 1% of the Surviving Corporation Common Stock shall be distributed to the following persons in the stated proportions:

               NCOG                    72.73%
               SPV99-2 Noteholders     22.42%
               Michael J. Barrist       3.23%
               Joseph K. Rensin         1.62%
                                   ----------
                                         100%

     The amounts of Surviving Corporation Common Stock issued hereunder shall be proportionally adjusted based upon the exact amount of NCOP Unsecured Obligations.

          (2)     To holders of Allowed Class 11 Interests, pro rata.

     No fractional shares of Surviving Corporation Common Stock shall be issued as a result of the Merger. In lieu of the issuance of fractional shares, the number of shares of Surviving Corporation Common Stock to be issued to each shareholder of the Registrant and NCOP shall be rounded off to the nearest whole number of shares of Surviving Corporation Common Stock.

     Treatment of Convertible Securities

     Except to the extent provided for in the treatment of Class 5, all options and warrants to acquire shares of Creditrust Common Stock that are issued and outstanding immediately before the Effective Date (collectively, the "Convertible Securities") shall, by virtue of the Merger and without any action on the part of the holder thereof, be automatically voided and cancelled, and automatically converted into shares of the Surviving Corporation Common Stock as follows: As of the Closing Date, each such holder shall be issued the number of shares having an aggregate value equal to the positive difference (if any) between the aggregate buy-in value of the Surviving Corporation Common Stock into which such Convertible Securities would have been exercisable based on the Exchange Ratio, as of the Effective Date, and the aggregate exercise price of such Convertible Securities as of the Effective Date. For purposes of the foregoing, the "buy-in" value shall mean the equivalent per share price at which NCOG is deemed to have made its investment in the Surviving Corporation as of the Effective Date.

     Outstanding Securities

     As of January 31, 2001, a total of 10,453,548 shares of Creditrust Common Stock were issued and outstanding. On the Effective Date, all of the Creditrust Common Stock will be cancelled in exchange for shares of Surviving Corporation Common Stock of NCOP. The Plan specifies the manner in which the Surviving Corporation Common Stock will be allocated among the various parties in interest, but does not specify the total number of shares of Surviving Corporation Common Stock that will be outstanding. This number will be within the control of NCOP and not the Registrant. The total number of shares of Surviving Corporation Common Stock to be issued and outstanding on the Effective Date depends on a variety of factors, as described above, and presently cannot be determined.


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     Pro Forma Combined Balance Sheet

     Set forth below is an unaudited pro forma combined balance sheet for NCOP as of the closing of the Merger.

                                     Unaudited Pro Forma Combined
                                           February 1, 2001

ASSETS

     Cash and Equivalents                       $4,472,464
     Reserve Accounts                            6,550,000
     Collections Held for Principal Paydown      1,983,867
     Finance Receivables                       133,790,113
     Investment in Securitizations               9,027,972
     Property and Equipment, net                   776,704
     Deferred Costs                                983,051
     Other Assets                                  151,611
                                           ----------------
TOTAL ASSETS                                  $157,735,782
                                           ================

LIABILITIES

     Accounts Payable and Accrued Expenses       1,129,179
     Notes Payable                              64,176,930
     Exit Financing Revolver                    32,901,242
     Deferred Tax Liability, net                   558,275
                                            ---------------
TOTAL LIABILITIES                               98,765,626
                                            ---------------

STOCKHOLDERS' EQUITY

     Common Stock                                    1,000
     Paid-in Capital                            53,625,430
     Retained Earnings                           5,343,726
                                            ---------------
TOTAL EQUITY                                    58,970,156
                                            ---------------
TOTAL LIABILITIES AND EQUITY                  $157,735,782
                                            ===============

Notes:

     The Pro Forma balance sheet reflects the estimated opening balance sheet of NCOP taking into account consummation of the Plan and purchase accounting for the Merger. The Company and its tax advisor are currently investigating the treatment of deferred taxes under the Plan; it is assumed that an adjustment will result from that investigation. Actual results may vary.





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Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

           (c)  Exhibits.

                2.1 Creditrust Corporation Fifth Amended Plan of Reorganization Under Chapter 11 of the Bankruptcy
                       Code dated December 21, 2000. Filed as Exhibit 2.1 to the Registrant's Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 2000 (the "June 30, 2000 Form 10-Q") and incorporated herein by reference.

                2.2 Order Confirming the Registrant's Fifth Amended Plan of Reorganization (With Technical Amendments) dated December 21, 2000. Filed herewith.

                2.3 Second Amended and Restated Agreement and Plan of Merger dated as of September 30, 2000 for the merger of the Registrant with and into NCO Portfolio Fundings, Inc. Filed as Exhibit 2.2 to the June 30, 2000 Form 10-Q and incorporated herein by reference.

                2.4 Fifth Amended Disclosure Statement of the Registrant dated December 21, 2000. Filed as Exhibit 2.3 to the June 30, 2000 Form 10-Q and incorporated herein by reference.




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                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Creditrust Corporation

Date:  February 9, 2001               By:    /s/ Joseph K. Rensin
                                             -----------------------------
                                             Joseph K. Rensin
                                             Chairman of the Board and
                                             Chief Executive Officer